SECOND LOAN MODIFICATION AGREEMENT, MODIFICATION TO
DEED OF TRUST, ASSIGNMENT OF RENTS AND LEASES,
SECURITY AGREEMENT AND FIXTURE FILING AND
MODIFICATION TO ASSIGNMENT OF LEASES AND RENTS


THIS SECOND LOAN MODIFICATION AGREEMENT, MODIFICATION TO
DEED OF TRUST, ASSIGNMENT OF RENTS AND LEASES, SECURITY AGREEMENT AND FIXTURE FILING AND MODIFICATION TO ASSIGNMENT OF LEASES AND RENTS
(this "Modification Agreement") is entered into as of April 1, 1997, by and between ARDEN REALTY LIMITED PARTNERSHIP, a Maryland limited partnership having an office at 9100 Wilshire Boulevard, Beverly
Hills, California  90212 (the "Borrower"), and LEHMAN BROTHERS
HOLDINGS INC., D/B/A LEHMAN CAPITAL, A DIVISION OF LEHMAN BROTHERS
HOLDINGS INC., a Delaware corporation having an office at Three World Financial Center, 200 Vesey Street, New York, New York 10285 (the "Lender").
WHEREAS, the Lender previously has made a loan to the
Borrower in the original principal amount of One Hundred Thirty-Seven Million Eight Hundred Thousand Dollars ($137,800,000) (the "Loan")
pursuant to that certain Loan Agreement between the Borrower and the
Lender dated as of October 9, 1996 as amended by that certain First Amendment to Loan Agreement dated as of December 17, 1996 and as further amended by that certain Loan Modification Agreement,
Modification to Deed of Trust, Assignment of Rents and Leases,
Security Agreement and Fixture Filing and Modification to Assignment
of Leases and Rents (the "First Modification Agreement") made and entered into as of March 17, 1997 (collectively, the "Loan
Agreement");
WHEREAS, the Borrower's obligation to repay the Loan is
evidenced by that certain Amended and Restated Mortgage Note (the
"Note") dated as of March 17, 1997 by the Borrower to the order of
Lender and its successors and assigns in the original principal amount of One Hundred Thirty-Seven Million Eight Hundred Thousand Dollars
($137,800,000);
WHEREAS, the Borrower's obligation to repay the Loan is
secured by, among other things, a certain Deed of Trust, Assignment of Rents and Leases, Security Agreement, and Fixture Filing dated as of October 9, 1996, by the Borrower to the Trustee named therein for the benefit of the Lender which Deed of Trust, Assignment of Rents and
Leases, Security Agreement and Fixture Filing was recorded (i) among the land records of Los Angeles County, California on October 15,
1996, as Instrument No. 96-166943, (ii) among the land records of San
Diego County, California on October 14, 1996, as Instrument No. 1996-0520877, and (iii) among the land records of Orange County California on October 11, 1996, as Instrument No. 19960520239 and was modified by the First Modification Agreement (said Deed of Trust, Assignment of
Rents and Leases, Security Agreement and Fixture Filing, as modified by the First Modification Agreement, shall be known as the
"Mortgage");
WHEREAS, pursuant to the Mortgage, the Borrower granted
first priority liens on nine (9) parcels of real property and the improvements thereon, which real property is more particularly described on Exhibit A-1 through Exhibit A-9 to the Mortgage
(collectively, the "Initial Mortgaged Properties");
WHEREAS, the Borrower's obligation to repay the Loan is also secured by, among other things, a certain Assignment of Leases and
Rents, dated as of October 9, 1996, by the Borrower to the Lender which Assignment of Leases and Rents was recorded (i) among the land records of Los Angeles County, California on October 15, 1996, as Instrument No. 96-166944, (ii) among the land records of San Diego
County, California on October 14, 1996, as Instrument No. 1996-
0520878, and (iii) among the land records of Orange County California on October 11, 1996, as Instrument No. 19960520240 and was modified by the First Modification Agreement (said Assignment of Leases and Rents, as modified by the First Modification Agreement, shall be known as the "Assignment");
WHEREAS, the First Modification Agreement was recorded (i)
among the land records of Los Angeles County, California on March 24,
1997, as Instrument No. 97-436529, (ii) among the land records of San
Diego County on March 24, 1997 as Instrument No. 1997-0129368 and
(iii) among the land records of Orange County, California on March 24,
1997 as Instrument No. 199701305942;
WHEREAS, the Borrower has requested and the Lender has
agreed to increase the outstanding principal balance of the Loan to
One Hundred Seventy-Five Million Dollars ($175,000,000) on the terms and conditions set forth herein;
WHEREAS, the Lender's agreement to increase the amount of
the Loan as provided in the foregoing paragraph is conditioned, among other things, on the Borrower granting to the Lender first priority liens on three (3) additional parcels of real property, which real property is more particularly described on Attachment 1 attached hereto and made a part hereof, and the improvements thereon
(collectively, the "New Mortgaged Properties") and associated personal property, as provided below, as additional security for the Borrower's obligation to repay the Loan; and
WHEREAS, the Borrower and the Lender desire to modify the
Loan Agreement and the other Loan Documents (as defined in the Loan Agreement) to increase the amount of the Loan as provided above and to make such other modifications to the Loan Documents as are set forth herein.
NOW THEREFORE, in consideration of the foregoing and of
other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the Borrower and the Lender hereby agree as follows:
1.	All capitalized terms not otherwise defined herein
shall have the meanings ascribed to such terms in the Loan Agreement.
2.	Section 1.1 of the Loan Agreement hereby is amended by
the deletion of the definition of "Assignment of Leases and Rents" in its entirety and the insertion, in lieu thereof, of the following:
"Assignment of Leases and Rents" means
collectively (i) that certain Assignment of
Leases and Rents dated as of October 9, 1996 made
by Borrower to Lender and recorded in the land
records of Los Angeles, San Diego and Orange
Counties, California with respect to the Initial
Mortgaged Properties, as from time to time
amended and (ii) that certain Assignment of
Leases and Rents dated as of April 1, 1997 and to
be recorded in the land records of Los Angeles
County, California made by Borrower to Lender
with respect to the New Mortgaged Properties.
3.	Section 1.1 of the Loan Agreement hereby is further
amended by the deletion of the definition of "Land" in its entirety and the insertion, in lieu thereof, of the following:
"Land" means collectively (i) the parcels of land on which
the Initial Mortgaged Properties are located, as more fully
described on Schedule B attached hereto, together with (ii)
the parcels of land on which the Additional Mortgaged
Properties are located, as more fully described on
Schedule C attached hereto.
4.	Section 1.1 of the Loan Agreement hereby is further
amended by the deletion from the definition of "Loan Amount" of the phrase "One Hundred Thirty-Seven Million Eight Hundred Thousand and
No/100 Dollars ($137,800,000)" and the insertion, in lieu thereof, of the phrase "One Hundred Seventy-Five Million Dollars ($175,000,000)."
5.	Section 1.1 of the Loan Agreement hereby is further
amended by the deletion from the definition of "Mortgaged Properties"
of the phrase "on Schedule A hereto" and the insertion, in lieu thereof, of the following:
as "Initial Mortgaged Properties" on Schedule A
hereto together with the 3 office properties
identified as "Additional Mortgaged Properties"
on Schedule A hereto.
6.	Section 1.1 of the Loan Agreement hereby is further
amended by the deletion of the definition of "Mortgage" in its entirety and the insertion, in lieu thereof, of the following:
"Mortgage" means, collectively, (i) that certain
Deed of Trust, Assignment of Rents and Leases,
Security Agreement and Fixture Filing, dated as
of October 9, 1996 by Borrower to the trustee
named therein for the benefit of Lender and
recorded in the land records of Los Angeles, San
Diego and Orange Counties, California with
respect to the Initial Mortgaged Properties, as
from time to time amended and (ii) that certain
Deed of Trust, Assignment of Rents and Leases,
Security Agreement and Fixture Filing dated as of
April 1, 1997 and to be recorded among the land
records of Los Angeles County, California with
respect to the Additional Mortgaged Properties.
7.	Section 1.1 of the Loan Agreement hereby is further
amended by the deletion of the definition of "Security Agreement" in its entirety and the insertion, in lieu thereof, of the following:
"Security Agreement" means, collectively, (i)
that certain Security Agreement dated as of
October 9, 1996 between Borrower and Lender, as
from time to time amended and (ii) that certain
Security Agreement dated as of April 1, 1997
between Borrower and Lender
8.	Section 1.1 of the Loan Agreement hereby is further
amended by the insertion therein of the following definitions:
"Initial Mortgaged Properties" means the 9 office
buildings identified on Schedule A hereto as
Initial Mortgaged Properties.
"Additional Mortgaged Properties" means the 3
office properties identified on Schedule A hereto
as Additional Mortgaged Properties.
9.	Schedule A to the Loan Agreement hereby is deleted in
its entirety and in lieu thereof is substituted Attachment 2 to this Modification Agreement.
10.	The Loan Agreement hereby is further amended by the
addition thereto, as Schedule C thereto, of Attachment 1 to this Modification Agreement.
11.	On the date hereof, but only upon satisfaction of all
of the conditions set forth in Paragraph 16 below, the Lender shall make an Additional Advance to the Borrower in the amount of Thirty-
Seven Million Two Hundred Thousand Dollars ($37,200,000).  The
Borrower hereby acknowledges that upon the funding of said Additional Advance, the entire Loan Amount shall have been advanced to the
Borrower and that the Lender shall have no further obligation to advance any loan proceeds or other amount under the Loan Agreement or under any of the other Loan Documents.
12.	The Mortgage hereby is amended by the insertion at the
end of Recital A thereof of the following:
; the amount of said Loan was increased to One
Hundred Seventy-Five Million Dollars
($175,000,000) by that certain Second Loan
Modification Agreement, Modification to Deed of
Trust, Assignment of Rents and Leases, Security
Agreement and Fixture Filing and Modification to
Assignment of Leases and Rents entered into as of
April 1, 1997, between Grantor and Beneficiary
(the "Second Modification Agreement") and, in
connection therewith, the Mortgage Note was
amended and restated in its entirety by that
certain Second Amended and Restated Mortgage Note
dated April 1, 1997 (the "Second Restated Note").
All references herein to the Mortgage Note
hereinafter shall be deemed to be a reference to
the Mortgage Note as amended and restated by the
Second Restated Note.  All references herein to
the Loan Agreement and the other Loan Documents
hereinafter shall be deemed a reference to the
Loan Agreement and the other Loan Documents as
amended by the Second Modification Agreement.
All references herein to the Loan Documents shall
include any documents and instruments executed
and delivered by Grantor pursuant to Paragraph
16(vi) of the Second Modification Agreement.
13.	The Section 3.15 of the Mortgage hereby is amended by
the insertion at the end of the first sentence of said Section 3.15, of the following:
, including without limitation, a certain Deed of
Trust, Assignment of Rents and Leases, Security
Agreement and Fixture Filing dated as of April 1,
1997 made by the Grantor to the Trustee for the
benefit of the Beneficiary, a certain Assignment
of Leases and Rents dated as of April 1, 1997 by
the Grantor to the Beneficiary and a certain
Security Agreement dated as of April 1, 1997
between the Borrower and the Lender, each of
which relates to the Additional Mortgaged
Properties (as defined in the Loan Agreement) and
associated real and personal property and each of
which is a Security Document (as defined herein).
14.	The Assignment hereby is amended by the insertion at
the end of the first sentence of the Paragraph that begins "THIS ASSIGNMENT" on the bottom of page 1 thereof of the following:
; the amount of said Loan was increased to One
Hundred Seventy-Five Million Dollars
($175,000,000) by that certain Second Loan
Modification Agreement, Modification to Deed of
Trust, Assignment of Rents and Leases, Security
Agreement and Fixture Filing and Modification to
Assignment of Leases and Rents entered into as
of April 1, 1997, between Assignor and Assignee
(the "Second Modification Agreement") and, in
connection therewith, the Mortgage Note was
amended and restated in its entirety by that
certain Second Amended and Restated Mortgage
Note dated April 1, 1997 (the "Second Restated
Note").  All references herein to the Mortgage
Note hereinafter shall be deemed to be a
reference to the Mortgage Note as amended and
restated by the Second Restated Note.  All
references herein to the Loan Agreement and the
other Loan Documents hereinafter shall be deemed
a reference to the Loan Agreement and the other
Loan Documents as amended by the Second
Modification Agreement.  All references herein
to the Loan Documents shall include any
documents and instruments executed and delivered
pursuant to Paragraph 16 (vi) of the Second
Modification Agreement.
15.	The Security Agreement entered into as of October 9,
1996 between the Borrower and the Lender, as modified by the First Modification Agreement, hereby is amended by the insertion at the end of the first "WHEREAS" clause thereof of the following:
; the amount of said Loan was increased to One
Hundred Seventy-Five Million Dollars
($175,000,000) by that certain Second Loan
Modification Agreement, Modification to Deed of
Trust, Assignment of Rents and Leases, Security
Agreement and Fixture Filing and Modification to
Assignment of Leases and Rents dated as of April
1, 1997, between Debtor and Secured Party (the
"Second Modification Agreement") and, in
connection therewith, the Mortgage Note was
amended and restated in its entirety by that
certain Second Amended and Restated Mortgage Note
dated April 1, 1997 (the "Second Restated Note").
All references herein to the Mortgage Note
hereinafter shall be a reference to the Mortgage
Note as amended and restated by the Second
Restated Note.  All references herein to the Loan
Agreement and the other Loan Documents
hereinafter shall be deemed a reference to the
Loan Agreement and the other Loan Documents as
amended by the Second Modification Agreement.
All references herein to the Loan Documents shall
include any documents and instruments executed
and delivered pursuant to Paragraph 16 (vi) of
the Second Modification Agreement.
		16.	The obligation of the Lender to make the Additional
Advance referenced in Paragraph 11 above on the date hereof is subject to the satisfaction on or before the date hereof of each and all of the following conditions:

	(i)	the Borrower shall have delivered to the Lender
endorsements to the Title Insurance Policies that relate to the Initial Mortgaged Properties (or the commitment of the Title Company to issue said endorsements, which commitment may be subject to payment of the Title Company's premiums only) (i) insuring that the Mortgage that relates to the Initial
Mortgaged Properties, as modified by this Modification
Agreement, constitutes a valid first priority mortgage on, and security interest in, the Land and the Improvements relating to the Initial Mortgaged
Properties and all rights appurtenant thereto described therein, in each case free and clear of all defects and encumbrances other than as set forth in Schedule B to the Title Insurance Policies that relate to the Initial Mortgaged Properties or on said endorsements and (ii) increasing the aggregate amount of the Title Insurance Policies that relate to the Initial Mortgaged Properties to not less than the Loan
Amount (as increased hereby);

	(ii)	the Borrower shall have delivered to the Lender
mortgagee's forms of title insurance policies or marked-up commitments evidencing such policies relating to the Additional Mortgaged Properties, in form and content reasonably acceptable to the Lender, and in an aggregate amount not less than the Loan
Amount (which commitments may be subject to payment of the Title Company's premiums only) insuring that (i) the New Mortgage constitutes a valid first priority mortgage or similar lien on, and security interest in, the Land and the Improvements relating to the Additional Mortgaged Properties and all rights appurtenant thereto described therein, in each case free and clear of all defects and encumbrances other than as set forth in Schedule B to the applicable title insurance policy, and containing, to the extent such coverage is available in the state in which the Additional Mortgaged Properties are located, (A) full coverage (by affirmative insurance) against liens of mechanics, materialmen, laborers, and any other
Persons who might claim statutory or other common law liens relating to services performed prior to the date hereof; (B) no survey exceptions other than those set forth in Schedule B to such title insurance policies;
(C) such other endorsements as Lender may deem reasonably necessary to insure that any off-site easements benefiting any of the Additional Mortgaged
Properties are valid and enforceable in accordance with their terms; (D) a "tie-in" endorsement aggregating the insurance amount indicated for the applicable Additional Mortgaged Property with the amounts indicated for all other Mortgaged Properties;
and (E) such other endorsements as the Lender shall require; such title insurance policies shall be issued by the Title Company and shall be deemed "Title
Insurance Policies" under the Loan Agreement;

	(iii)	the Borrower shall have delivered to the Lender a
written opinion addressed to the Lender, from Latham &
Watkins, counsel to the Borrower, in form and acceptable substance to the Lender;

	(iv)	the Borrower shall have executed and delivered to the
Lender an amended and restated mortgage note (the
"Second Restated Note") in the form agreed to between the Borrower and the Lender;

	(v)	the Borrower shall have delivered to the Lender
certificates of good standing for the Borrower and the General Partner from the states of Maryland and California in each case dated no earlier than March
10, 1997.

	(vi)	the Borrower shall have executed and delivered to the
Lender the following:

		(a)	a deed of trust, assignment of rents and leases,
security agreement and fixture filing relating to the Additional Mortgaged Properties in the form agreed to between the Borrower and the Lender
(the "New Mortgage");

		(b)	an assignment of leases and rents relating to the
Additional Mortgaged Properties in the form agreed to between the Borrower and the Lender
(the "New Assignment of Leases and Rents");

		(c)	a security agreement relating to personal
property associated with the Additional Mortgaged
Properties in the form agreed to between the Borrower and the Lender (the "New Security
Agreement");

		(d)	a UCC-1 Financing Statement for filing in the
Office of the Secretary of State of the State of California (the "New Financing Statement"); and

	(vii)	a written notice of borrowing in which the Borrower
(i) requests disbursement of the sum of Thirty-Seven
Million Two Hundred Thousand Dollars ($37,200,000) and
(ii) sets forth one or more accounts (not to exceed 2 accounts) into which said funds are to be disbursed by wire transfer.

17.	To induce the Lender to enter into this Agreement and
to fund the Additional Advance pursuant to Paragraph 11 hereof, the Borrower hereby makes the following representations and warranties:
	(i)	This Modification Agreement, the Second Restated Note,
the New Mortgage, the New Assignment of Leases and
Rents, the New Security Agreement and the New
Financing Statement (collectively, the "Modification
Documents") have been duly executed and delivered on behalf of the Borrower. The Modification Documents and the Loan Documents, as modified herein, constitute the valid and binding obligations of the Borrower, enforceable in accordance with their terms, subject to the effects of applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, and similar laws relating to or affecting creditor's rights generally and general principles of equity
(whether considered in a proceeding in equity or at law).

	(ii)	The execution, delivery and performance by the
Borrower and the General Partner of the Modification
Documents have been duly authorized by all requisite actions by and on behalf of the Borrower and the General Partner and are within the partnership or corporate power of the Borrower and the General
Partner, as the case may be.

	(iii)	Except for consents and approvals that have already
been obtained and are in full force and effect, no consent, license, approval or authorization of, or registration or declaration with, any Governmental
Authority, commission, bureau, agency or other Person is required in connection with the execution, delivery and performance by the Borrower of the Modification
Documents or the consummation by the Borrower of the transactions contemplated hereby and thereby. Neither the execution and delivery by the Borrower or the General Partner of the Modification Documents, the consummation of the transactions contemplated hereby or thereby, nor the fulfillment by the Borrower or the General Partner of, or compliance by the Borrower or the General Partner with, the terms and conditions of the Modification Documents:

	(a)	will result in a breach or violation of any of
the terms or provisions of, or constitute a default under, any Laws or any judgment, decree or order binding on the Borrower or the General
Partner or their respective properties or assets;

	(b)	will conflict with or result in any breach or
violation of any of the terms, conditions or provisions of the organizational documents of the Borrower or the General Partner; or

	(c)	will result in a breach or violation of or
constitute a default under any existing material agreement or instrument to which the Borrower or the General Partner or their respective assets are a party or by which the Borrower or the General Partner are bound.

	(iv)	The representations and warranties made by the
Borrower in the Loan Documents, including, without limitation, Article 3 of the Loan Agreement, are true and correct on the date hereof as if made on the date hereof and as if fully set forth herein.

	(v)	The Borrower has no offsets, claims, counterclaims or
defenses against the Lender with respect to the Loan evidenced and/or secured by the Loan Documents.

	(vi)	There have been no material amendments to the
certificate of limited partnership or the agreement of limited partnership of the Borrower or the articles of incorporation or bylaws of the General Partner since
October 9, 1996.

	(vii)	The representations and warranties made by the
Borrower in Sections 3.4, 3.6, 3.7, 3.8, 3.10, 3.11,
3.16, 3.19, 3.20, 3.21, 3.22, 3.23, 3.24, 3.26 and
3.27 are true and correct with respect to the Additional Mortgaged Properties as if fully set forth herein.

		18.	It is hereby acknowledged and agreed that any and all
references, in any of the Loan Documents evidencing, securing or otherwise relating to the Loan, to the "Loan Agreement, "Mortgage
Note" (or "Note"), "Mortgage," the "Loan Documents," "thereunder,"
"thereof," or words of like import referring thereto shall mean the Loan Agreement, the Mortgage or the Loan Documents, as amended by this Modification Agreement or, (i) in the case of the Note, to the Note as amended and restated by the Second Restated Note, (ii) in the case of the Mortgage, to the Mortgage as amended by this Modification
Agreement together with the New Mortgage, (iii) in the case of the Assignment of Leases and Rents, to the Assignment of Leases and Rents as amended by this Modification Agreement together with the New
Assignment of Leases and Rents and (iv) in the case of the Security Agreement, to the Security Agreement as amended by this Modification Agreement together with the New Security Agreement. It is hereby further acknowledged and agreed that any and all references, in any of the Loan Documents evidencing, securing or otherwise relating to the Loan, to the "Loan Documents" shall be deemed to include the New
Mortgage, the New Assignment of Leases and Rents and the New Security
Agreement.

		19.	The execution and delivery hereof and of the other
Modification Documents shall not extinguish any obligations or the Debt evidenced by the Note, as amended and restated by the Second
Restated Note, nor will it impair the lien of the Mortgage or the Assignment or the Lender's security interest in any other collateral securing the obligations of the Borrower pursuant to the Note, as amended and restated by the Second Restated Note, and the other Loan Documents, and no part of the same shall be disturbed, discharged, canceled or impaired by the execution of this instrument or the execution and delivery of the other Modification Documents or of any further instruments evidencing or securing the Debt or said obligations and any other indebtedness of the Borrower to the Lender now or hereafter existing.

		20.	In addition to any and all fees, costs, taxes,
expenses and other payments required in connection with the execution, recordation and delivery of this Modification Agreement, the Borrower shall pay to Lender upon demand from time to time all of the fees, costs, taxes and expenses incurred by the Lender in connection herewith (including, without limitation, the costs and expenses of the attorneys for the Lender and the premiums for the endorsements to the Title Insurance Policies to be delivered to the Lender by Section 16(i) hereof and the premiums for the new Title Insurance Policies to be delivered to the Lender pursuant to Section 16(ii) hereof).

		21.	Except as expressly modified by the provisions of this
Modification Agreement and the Second Restated Note, the terms and conditions of the Loan Documents shall continue in full force and effect and are hereby ratified and confirmed in full force and effect.

		22.	No failure on the part of the Lender or any of its
agents to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder or under the Loan Documents shall operate as a waiver thereof.

		23.	This Modification Agreement may only be amended or
revised by a written instrument or instruments executed by the Lender and the Borrower.

		24.	In the event that any provision of this Modification
Agreement or the application thereof to the Borrower, or any circumstance in any jurisdiction governing this Modification Agreement shall, to any extent, be invalid or unenforceable under any applicable statute, regulation or rule of law, then such provision shall be deemed modified to conform to such statute, regulation or rule of law, and the remainder of this Modification Agreement and the application of any such invalid or unenforceable provision to parties, jurisdictions or circumstances other than to whom or to which it is held invalid or unenforceable shall not be affected thereby, nor shall same affect the validity or enforceability of any other provision of this Modification Agreement.

		25.	The Borrower shall, on the request of the Lender and
at the expense of the Borrower: (a) promptly execute, acknowledge, deliver and record or file such instruments and promptly do such acts as may be necessary, desirable or proper to carry out more effectively the purposes of this Modification Agreement and the Loan Documents and
(b) promptly execute, acknowledge, deliver, procure and record or file any document or instrument deemed advisable by the Lender to protect, continue or perfect the liens or the security interests created under the Loan Documents against the rights or interests of third persons.

		26.	This Modification Agreement shall be binding upon
Borrower and its successors and assigns and shall inure to the benefit of the Lender and its successors and assigns.

		27.	This Modification Agreement may be executed in
separate counterparts, none of which need contain the signatures of all parties, each of which shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. It shall not be necessary in making proof of this Modification Agreement to produce or account for more than the number of counterparts containing the respective signatures of, or on behalf of, all of the parties hereto. In the event the parties hereto exchange signature pages of this Modification Agreement by facsimile, they agree to send the original executed counterparts of this Modification Agreement to one another by overnight delivery service.


[SIGNATURE PAGE TO FOLLOW]



IN WITNESS WHEREOF, the parties hereto have executed this
Modification Agreement or have caused this Modification Agreement to be executed on their behalf as of the day and year first above written.
				BORROWER:
                                  ARDEN REALTY LIMITED PARTNERSHIP
ATTEST/WITNESS:	               By:	ARDEN REALTY, INC.
                               				general partner


/s/ Sandra J. Uhlar		          By: /s/ Diana M. Laing
                              			Its:  Chief Financial Officer



		LENDER:

ATTEST/WITNESS:	                  LEHMAN BROTHERS HOLDINGS INC., D/B/A
                                  LEHMAN CAPITAL, A DIVISION OF LEHMAN
                                  BROTHERS HOLDINGS INC.


                               			By:/s/ Mike Mazzi
                               			Its:








Recording Requested By:

First American Title
Insurance Company

When recorded mail document to:

Hogan & Hartson L.L.P.
Suite 1100
8300 Greensboro Drive
McLean, Virginia 22102

Attention:  Lee E. Berner, Esq.
______________________________________________________________________
______________

SPACE ABOVE THIS LINE RESERVED FOR
RECORDER'S USE